STATE OF NORTH CAROLINA )
                        :                 LEASE AGREEMENT
COUNTY OF FORSYTH       )

THIS LEASE AGREEMENT made this 6th day of February, 1998, by and between WILLIAM
H. TODD and wife, JO ANNE TODD, of Forsyth County, North Carolina (hereinafter referred to as "LANDLORD"), and TODD MOTIONS CONTROLS, INC., a North Carolina business corporation (hereinafter referred to as "TENANT").

                              W I T N E S S E T H:
                              --------------------
      1. LEASE OF PREMISES. The Tenant hereby agrees to rent and take upon the following terms and conditions hereinafter set forth that certain real property, including all of the improvements located thereon, located at 5511 Reynolda Road, Winston-Salem, NC, 27106, as more specifically described on the attached Exhibit "A" which is incorporated herein by reference as if the fully set forth (hereinafter referred to as "PREMISES").

      2. TERM. The term of this Lease shall be Twenty-Four (24) months commencing as of the 1st day of February, 1998 and ending on January 31, 2000.

      3. RENT. Tenant agrees to pay Landlord the following rents:

      The annual rent of Twenty-Five Thousand Four Hundred Thirty Seven and 50/100 Dollars ($25,473.50) which annual rent shall be payable in equal monthly installments of Two Thousand One Hundred Nineteen and 79/100 Dollars ($2,119.79), which the first such installment being due and payable on the first day of February, 1998, and being due and payable on the first day of each and every consecutive month thereafter for the remaining term of this Lease.

      4. TAXES AND INSURANCE. The Landlord is responsible for the total ad valorem and real estate taxes and the insurance on the building. The Tenant shall be responsible for such insurance coverage as provided in Paragraph 18 of this Lease.

      5. USE. The Premises shall be used for any purpose permitted under applicable zoning laws. The Premises shall not be used for any illegal purposes; nor shall they be used in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises.

      6. UTILITIES. Water and sewer will be paid by the Tenant. Electric power bills and all other utility bills are the sole responsibility of the Tenant.

      7. LANDLORD'S MAINTENANCE.. Landlord shall, at the expense of the Landlord, maintain and be liable for the foundation, outside walls, eaves, troughs, spouts, window frames, roofing and flashing, water and sewer lines outside or inside the building on the Premises, parking lot, and driveways. These items are listed by way of illustration but are not exclusive. In addition to the above, and except as provided herein, the Landlord shall be financially


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responsible for any and all repairs, replacements or service to the Premises.
Landlord warrants that upon delivery of possession of the demised premise, all plumbing, wiring, and the heating and air conditioning systems shall be in good working order.

      8. TENANT'S MAINTENANCE. Tenant, at its expense, shall maintain the HVAC system to include two (2) annual maintenance calls. Landlord shall be responsible for replacement or repairs to said HVAC system. Tenant, at its expense, shall maintain the plumbing system to include leaking faucets and clogged toilets. Major repairs or replacements will be responsibility of the Landlord.

      9. CONDITION OF PREMISES. Tenant accepts the Premises in their present condition and acknowledges that the same are suited for the use intended by Tenant. Tenant agrees to return the Premises to Landlord at the expiration or sooner termination of the term hereof in as good condition and repair as when first received, normal wear and tear, damage by storm, fire, lightning, earthquake or casualty excepted.

      10. INTERIOR DESIGN, ETC. Any changes or alterations in the interior design, decor, furnishings, trade fixtures, and other decorating of or for the Premises must be first submitted to Landlord for approval, which shall not be unreasonably withheld or delayed, before installation thereof by Tenant, and such installation shall be at Tenant's expense and shall be free of any liens.

      11. ADVERTISING SIGNS. All advertising signs are subject to approval of Landlord, which shall not be unreasonably withheld or delayed, and Tenant must obtain such approval in writing prior to installation. Such approval will be granted if the sign is satisfactory with the zoning and sign regulations of the appropriate governmental agency in charge of the same. Tenant shall remove Tenant's signs from the Premises at the expiration or sooner termination of the term hereof.

      12. NO NUISANCE. The Tenant shall keep the Premises clean, both inside and outside, at its own expense, and will remove all trash, garbage and other refuse from the p clean, both inside and outside, at its own expense, and will remove all trash, garbage and other refuse from the Premises. Tenant agrees to keep all accumulated rubbish in covered containers provided by the Landlord and removed regularly at Landlord's expense.

      13. NO OBSTRUCTION. Tenant shall neither encumber nor obstruct the area adjoining the Premises not allow the same to be obstructed or encumbered in any manner, and shall keep said area and adjoining sidewalks, if any, free of ice, snow, rubbish and dirt. Tenant shall not place, or cause to be placed, any merchandise, vending machines, or anything else on said area or sidewalks, if any, or the exterior of the Premises, without the written consent of the Landlord first obtained, which shall not be unreasonably withheld or delayed.

      14. DESTRUCTION OF PREMISES. Should fire or other casualty totally destroy the building on the leased property or render the same more than fifty percent (50%) unfit for the operation of Tenant's business, Landlord shall with all reasonable dispatch rebuild or restore such building so as to afford substantially the same space and facilities as at the time of such


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damage or destruction; providing however, that in the event of damage or destruction to such extent by fire, or other casualty the Tenant shall have an option to terminate this Lease without payment of further rent, within thirty
(30) days of the date thereof by giving written notice to that effect to the Landlord and upon receipt of such notice the Landlord shall be under no duty to rebuild or restore any buildings on the leased property.

      In the event of partial destruction or damage to said buildings on the leased property by fire or other casualty which does not render them more than fifty percent (50%) unfit for occupancy, the Landlord shall, at its expense restore and repair such property with all reasonable dispatch, and this Lease shall continue in full force and effect except as provided in the next paragraph relating to rental.

      The rental payable by the Tenant hereunder shall abate to the extent and so long as the leased property is unfit for the conduct of the Tenant's regular business therein as the result of fire or other casualty. Any rent which may have been paid in advance for such period during which occupancy by the Tenant is impossible or impractical shall be adjusted or rebated, as the case may be, depending upon the extent of the leased property made by the Tenant during such period.

      15.   ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.
            ---------------------------------------------
            (A) Tenant agrees to comply with any and all Federal, State or local environmental laws regulating Tenant's use and occupancy of the Premises, including, without limitation, any such law regulating Hazardous Materials. As used herein, "Hazardous Materials" means asbestos, FCBs, petroleum or any other hazardous or toxic substance, material, waste or other environmentally regulated substance that is subject to any Hazardous Materials Law (as defined below).

            (B) Landlord represents and warrants to the best of its knowledge, that no Hazardous Materials are located on, in or about the Premises, the Building or the real estate on which the Building is located, or used in connection therewith. Landlord agrees to disclose to Tenant in writing the existence, extent and nature of any Hazardous Material ascertained on, in or about the Premises, Building or real estate, or used in connection therewith, upon Landlord's knowledge of the same.

      16. ALTERATIONS REQUIRED BY LAW. In the event any local, state or federal laws, rules and regulations require that the leased premises be altered, changed or modified in order to comply with any law, rule or regulation, and said alteration, change or modification is within reason, such alteration, change or modification shall be the sole and separate responsibility of the Landlord and shall be completed in compliance with said law, rule or regulation at Landlord's expense. (For example, in the event that the leased premises do not comply with any rule or regulation concerning requirements for the handicapped it shall be the sole and separate responsibility of Landlord to bring the leased premises into compliance with said laws, rules and regulations.) In the event alterations, changes and modifications are not within reason, then in this event if the Landlord fails to make the required alterations, changes and modifications the Tenant shall have the option to (1) make at its own expense the alterations, changes and

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modifications required or (2) terminate this Lease by giving Landlord thirty
(30) days prior written notice thereto.

      17. INDEMNIFICATION. Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of the negligent use or occupancy of the Premises and all expenses incurred by Landlord as a result thereof or in connection therewith including reasonable attorney's fees, court costs, and related expenses actually incurred.

      18. INSURANCE. Tenant is responsible for insurance on its contents and fixtures. Tenant agrees to carry $1,000,000.00 liability insurance with Landlord named as co-insured.

      19. COMPLIANCE WITH LAWS. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority, except as such requirements concern responsibilities of Landlord, in which event Landlord agrees to promptly comply, at its own expense, with said requirements.

      20. CONDEMNATION. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein rented, be condemned by any legally constituted authority for any public use or purpose, then, in either of said events, the term hereof shall cease from time when possession thereof is taken by such authority; and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

      21. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord endorsed hereon, which shall not be unreasonably withheld or delayed, assign this Lease or any interest hereunder. Tenant may subrent or sublease the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant.

      22. REMOVAL OF TRADE FIXTURES. Tenant may (if not in default hereunder) prior to the expiration or sooner termination of the term hereof, remove all trade fixtures and supplies which Tenant has placed in the Premises, provided Tenant shall restore the Premises to the same condition as existed at the commencement of the term hereof, normal wear and tear excepted.

      23. DEFAULT. It is mutually agreed that (a) in the event the Tenant shall default in the payment of rent herein reserved, when due, and fails to cure such default within ten (10) days after the date of receipt of written notice of default from Landlord, or (b) if Tenant shall be in default in any of the terms or provisions of this Lease, other than the provisions requiring payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Landlord, or (c) if Tenant is adjudicated bankrupt, or (d) if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtains such removal, or (e) if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings

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under any present or future law, whereby the rent of any part thereof is, or is proposed to be, reduced or payment thereof deferred, or (f) if Tenant's effects should be levied upon or attached under process against Tenant, and such levy or attachment is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to satisfy or dissolve the same, then, in any of said events, Landlord, at its option, may terminate this Lease by written notice to Tenant, whereupon this Lease shall terminate. Any notice provided in the paragraph may be given by Landlord or its attorney. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith reenter the Premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary.

      24. LANDLORD'S RIGHT OF ENTRY. Landlord may post on the Premises "For Rent" signs sixty (60) days before the expiration of the term hereof. Landlord may enter the Premises at reasonable hours to extend the same to prospective tenants and to make repairs required of or permitted to be made by Landlord under the terms hereof, or to inspect the premises for the purpose of determining if Tenant is complying with the requirements of this Lease.

      25. HOLD OVER. If Tenant remains in possession of the Premises after the expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a Tenant from month to month at the same monthly rental in effect at the end of such term and there shall be no renewal of this Lease by operation of law.

      26. NO WAIVER. No failure of Landlord to exercise any power given to Landlord hereunder, or to insist upon strict compliance by Tenant with Tenant's obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

      27. NOTICES. Any notices required to be given by any party hereto shall be considered given if addressed to the parties hereinafter set forth and mailed by certified mail, return receipt requested.

      For the Landlord: William H. Todd and wife, Jo Anne Todd
                        c/o H. David Niblock
                        --------------------
                        101 Charlois  Blvd.
                        ------------------
                        Winston-Salem, NC  27103
                        ------------------------
                        Attn:  David Niblock

      For the Tenant:   Todd Motion Controls, Inc.
                        c/o Speizman Industries, Inc.
                        -----------------------------
                        P.O. Box 31215
                        --------------
                        Charlotte, NC  28231
                        --------------------
                        Attn:  Robert S. Speizman, President

      28. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties hereto; and no representations, inducements, promises or agreements, oral or other, between the parties not embodied herein, shall be of any force or effect.

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      IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed all as of the date first above written.


                                          LANDLORD:

                                          /s/ William H. Todd
                                          -------------------
                                          William H. Todd


                                          /s/ Jo Anne S. Todd
                                          -------------------
                                          Jo Anne Todd


                                          TENANT:

                           Todd Motion Controls, Inc.
                                       By:

                                          /s/ Robert S. Speizman
                                          ----------------------
                            Name: Robert S. Speizman
                                          Title:    President





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